UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): NOVEMBER 2, 2009
CONSOLIDATED GRAPHICS, INC.
(Exact name of registrant as specified in its charter)

TEXAS	001-12631	76-0190827

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS	77057

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 787-0977
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 —	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.
On November 2, 2009, the Board of Directors of Consolidated Graphics, Inc. (the “Company”) approved an amendment and restatement (the “Third Restated By-Laws”) of the Second Amended and Restated By-Laws of the Company, as amended. The Third Restated By-Laws were adopted to update references from the Texas Business Corporation Act (“TBCA”), to the Texas Business Organizations Code, which replaces the TBCA and will automatically apply to all Texas corporations beginning on January 1, 2010, and to make related ministerial changes. The Third Restated By-Laws will become effective on January 1, 2010.
The foregoing is qualified in its entirety by reference to the Third Restated By-Laws, filed herewith as Exhibit 99.1.

SIGNATURE
PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934,
THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY
THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC. (Registrant)
By:	/s/ Jon C. Biro
Jon C. Biro
Executive Vice President and Chief Financial and Accounting Officer

Date: November 2, 2009

Exhibit Index

Exhibit Number	Description
99.1	Third Amended and Restated By-Laws of Consolidated Graphics, Inc., effective as of January 1, 2010.